               Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934
                               (Amendment No.______)

Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [_]

Check the appropriate box:

[X]  Preliminary Information Statement        [_]  CONFIDENTIAL, FOR USE OF THE
[X]  Definitive Information Statement         COMMISSION ONLY (AS PERMITTED BY
[_]  Definitive Additional Materials          RULE 14c-5(d)(2))

                             North American Funds
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               (Name of Registrant as Specified In Its Charter)

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(4)  Date Filed:

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Notes:

                              NORTH AMERICAN FUNDS

                             LARGE CAP GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                              GROWTH & INCOME FUND
                           TAX-SENSITIVE EQUITY FUND
                               EQUITY-INCOME FUND
                                 BALANCED FUND
                              MID CAP GROWTH FUND
                             SMALL CAP GROWTH FUND
                          INTERNATIONAL SMALL CAP FUND
                               GLOBAL EQUITY FUND

                             INFORMATION STATEMENT

   Prior to March 10, 2000, the following entities (the "Previous Subadvisers") acted as subadvisers to the ten funds (the "Funds") of the North American Funds (the "Trust") listed next to their names:

   Founders Asset Management, LLC             Large Cap Growth Fund; Balanced
                                              Fund; International Small Cap
                                              Fund

   Morgan Stanley Dean Witter Investment      International Equity Fund; Global
    Management, Inc. ("Morgan Stanley Asset   Equity Fund
    Management")

   Wellington Management Company, LLP         Growth & Income Fund

   Standish, Ayer & Wood, Inc.                Tax-Sensitive Equity Fund

   Global Alliance Value Investors, Ltd.      Equity-Income Fund

   Fred Alger Management, Inc.                Mid Cap Growth Fund

   Credit Suisse Asset Management, LLC        Small Cap Growth Fund

   On March 10, 2000 CypressTree Investments, Inc. ("CypressTree") sold substantially all of its assets, including all of the stock of CypressTree Asset Management Corporation, Inc. ("CAM"), the Trust's investment adviser, to American General Corporation ("American General").

   The closing of the Acquisition on March 10, 2000 (the "Closing") constituted an assignment of the investment advisory agreement between CAM and the Trust with respect to the Funds. Under the Investment Company Act or 1940, as amended (the "Investment Company Act"), the assignment operated to terminate automatically the investment advisory agreement.

   At a meeting of the Board of Trustees of the Trust (the "Board") on February 27, 2000, the Board approved an interim investment advisory agreement between CAM (operating under its new name of American General Asset Management Corp. ("AGAM")) and the Trust with respect to the Funds in order to allow AGAM to continue to serve as investment adviser after the Acquisition. Under the Investment Company Act, however, AGAM may only continue to serve as the investment adviser for each Fund beyond an interim period of 150 days if the shareholders of such Fund approve a new advisory contract with AGAM. The Board approved, and recommended shareholder approval of, such a new investment advisory agreement on February 27, 2000. (Please see the proxy materials relating to such shareholder approval that are included in the mailing with this Information Statement.)

   The subadvisory agreements with the Previous Subadvisers (the "Previous Subadvisory Agreements"), terminated by their terms upon the assignment of the investment advisory agreement with CAM. Therefore, on February 27, 2000 the Board approved the New Subadvisory Agreements for the Funds to take effect upon consummation of the Acquisition. Except as described below, the New Subadvisory Agreements are substantially similar to the Previous Subadvisory Agreements.

   Under an order the Trust has received from the Securities and Exchange Commission, the Trust is permitted, upon approval of the Trustees, to appoint a non-affiliated subadviser pursuant to a subadvisory agreement with the Trust's investment adviser that has not been approved by shareholders. Accordingly, on February 27, 2000 the Board appointed the following entities (the "New Subadvisers") to act as subadvisers to the Funds, pursuant to new subadvisory agreements (the "New Subadvisory Agreements") as listed below:

   Founders Asset Management, LLC             Large Cap Growth Fund; Global
                                              Equity Fund; International Small
                                              Cap Fund

   Morgan Stanley Asset Management            International Equity Fund

   Wellington Management Company, LLP         Growth & Income Fund; Tax-
                                              Sensitive Equity Fund; Equity-
                                              Income Fund

   INVESCO Funds Group, Inc.                  Balanced Fund; Mid Cap Growth
                                              Fund

   Credit Suisse Asset Management, LLC        Small Cap Growth Fund

   The Trust must provide notice to shareholders within 60 days of hiring a new subadviser or the implementation of any material change in a subadvisory contract. This Information Statement is being supplied to shareholders to fulfill this notice requirement and will be mailed on or about April 12, 2000.

   NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Adviser

   Pursuant to the interim advisory agreement with the Trust, AGAM oversees the administration of all aspects of the business and affairs of the Trust; selects, contracts with and compensates subadvisers to manage the assets of the Funds; and reimburses the Trust if the total of certain expenses allocated to any Portfolio exceeds certain limitations. AGAM monitors the subadvisers for compliance with the investment objectives and related policies of each Fund, reviews the performance of the subadvisers, and periodically reports to the Trustees of the Trust.

   AGAM, located at 286 Congress Street, Boston, Massachusetts 02210, is a wholly-owned subsidiary of American General.

Previous Subadvisory Agreements

   Prior to March 10, 2000, CAM delegated its responsibility under the Trust's Advisory Agreement for managing the assets of each of the Funds pursuant to the Previous Subadvisory Agreements. The Previous Subadvisory Agreements required the Previous Subadvisers to manage the investment and reinvestment of the assets of the respective Funds, subject to the supervision of CAM. Under the terms of the Previous Subadvisory Agreements, the Previous Subadvisers were authorized to effect portfolio transactions for the Funds using their own discretion, and without prior consultation with CAM. The Previous Subadvisers were also required to report periodically to CAM and the Trustees of the Funds.

   The Previous Subadvisory Agreements were approved by shareholders of the Funds (except the Tax-Sensitive Equity Fund and the Small Cap Growth Fund), on September 24, 1997. The Previous Subadvisory Agreements were submitted for shareholder approval at that time because of CAM's replacement of NASL Financial Services, Inc. as the Funds' investment adviser. The Previous Subadvisory Agreements with respect to the Tax-Sensitive Equity Fund and the Small Cap Growth Fund were approved by the initial shareholder of each Fund on December 16, 1997.

   Under the Previous Subadvisory Agreements, the Previous Subadvisers were each entitled to receive from CAM (but not from the Funds) a subadvisory fee stated as an annual percentage of the current value of the net assets of each Fund as set out below:

                                           Between      Between
                                         $50 million  $200 million
                                First        and          and      Excess Over
Fund                         $50 million $200 million $500 million $500 million
----                         ----------- ------------ ------------ ------------
Tax-Sensitive Equity Fund..     .450%        .400%        .375%        .300%
Small Cap Growth Fund......     .550%        .550%        .550%        .550%
International Small Cap
 Fund......................     .650%        .600%        .500%        .400%
Mid Cap Growth Fund........     .525%        .500%        .475%        .450%
Global Equity Fund.........     .500%        .450%        .375%        .325%
Large Cap Growth Fund......     .500%        .450%        .425%        .400%
International Equity Fund..     .500%        .450%        .400%        .350%
Growth & Income Fund.......     .325%        .275%        .225%        .150%
Equity-Income Fund.........     .400%        .400%        .400%        .400%
Balanced Fund..............      375%        .325%        .275%        .225%

   For the fiscal year ended October 31, 1999, the aggregate subadvisory fees paid by CAM to the Previous Subadvisers under the Previous Subadvisory Agreements were as follows:

                                                                   Aggregate
      Fund                                                      Subadvisory Fees
      ----                                                      ----------------
      Mid Cap Growth Fund......................................     $221,855
      International Small Cap Fund.............................       98,810
      Large Cap Growth Fund....................................      186,543
      Global Equity Fund.......................................      500,828
      Equity-Income Fund.......................................      550,865
      Growth & Income Fund.....................................      768,487
      International Equity Fund................................      128,186
      Balanced Fund............................................      319,497
      Tax-Sensitive Equity Fund................................       46,643
      Small Cap Growth Fund....................................        5,910

New Subadvisory Agreements

   As in the Previous Subadvisory Agreements, the New Subadvisory Agreements require the New Subadvisers to manage the investment and reinvestment of the assets of the Funds, subject to the supervision of AGAM. Likewise, the New Subadvisers are authorized to effect portfolio transactions for the Funds using their own discretion, without prior consultation with AGAM, and are required to report periodically to AGAM and the Trustees of the Funds.

   The New Subadvisory Agreements provide that they will continue in effect for two years from their dates of execution, and thereafter from year to year if their continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the

Investment Company Act, of the Trust, AGAM or the relevant New Subadviser, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a New Subadvisory Agreement must be approved by AGAM and the New Subadviser, and, if required by law, by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of Trustees of the Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval.

   A New Subadvisory Agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by the New Subadviser or AGAM upon sixty days' written notice, and it will terminate automatically in the event of its assignment. A New Subadvisory Agreement will automatically terminate if the Advisory Agreement for the relevant Fund is terminated. Like the Previous Subadvisory Agreements with the Previous Subadvisers, the New Subadvisory Agreements provide that the New Subadvisers will not be subject to any liability for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, in connection with, or arising out of any service to be rendered under the New Subadvisory Agreements, except by reason of a New Subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard by a New Subadviser of its obligations and duties.

   As compensation for their services under the New Subadvisory Agreements, the New Subadvisers are entitled to receive from AGAM subadvisory fees calculated at the rates described below.

   International Small Cap Fund. The fee rates payable by AGAM to Founders Asset Management under the New Subsidiary Agreement for the International Small Cap Fund are listed below, and are lower than those paid under the Previous Subadvisory Agreement:

        Fee                                                       Fund Assets
        ---                                                    -----------------
        0.500%................................................ $0-300 million
        0.450%................................................ $300-500 million
        0.400%................................................ over $500 million

   Global Equity Fund. The fee rates payable to AGAM to Founders Asset Management under the New Subadvisory Agreement for the Global Equity Fund are listed below, and are higher than those paid under the Previous Subadvisory Agreement. However, because the subadvisory fees are paid by AGAM out of its advisory fee, which has not changed, the expenses of the Fund would not increase.

        Fee                                                       Fund Assets
        ---                                                    -----------------
        0.500%................................................ $0-50 million
        0.450%................................................ $50-200 million
        0.400%................................................ $200-500 million
        0.350%................................................ over $500 million

   Mid Cap Growth Fund. The fee rates payable by AGAM to INVESCO Funds Group under the New Advisory Agreement for the Mid Cap Growth Fund are listed below, and are lower than those paid under the Previous Subadvisory Agreement:

        Fee                                                       Fund Assets
        ---                                                    -----------------
        0.500%................................................ $0-100 million
        0.450%................................................ $100-250 million
        0.400%................................................ $250-500 million
        0.350%................................................ over $500 million

   Balanced Fund. The fee rates payable by AGAM to INVESCO under the New Subadvisory Agreement to the Balanced Fund are listed below, and are higher than those paid under the Previous Subadvisory Agreement. However, because the subadvisory fees are paid by AGAM out of its advisory fee, which has not changed, the expenses of the Fund would not increase:

        Fee                                                       Fund Assets
        ---                                                    -----------------
        0.450%................................................ $0-50 million
        0.400%................................................ $50-100 million
        0.350%................................................ $100-250 million
        0.300%................................................ over $250 million

   Equity-Income Fund. The fee rates payable by AGAM to Wellington Asset Management under the New Subadvisory Agreement for the Equity-Income Fund are listed below, and are lower than those paid under the Previous Subadvisory
Agreement:

        Fee                                                       Fund Assets
        ---                                                    -----------------
        0.375%................................................ $0-50 million
        0.270%................................................ $50-200 million
        0.200%................................................ $200-500 million
        0.200%................................................ over $500 million

   The Trustees of the Trust believe that the terms of the New Subadvisory Agreements are fair to, and in the best interest of, each of the Funds and their shareholders.

   In evaluating the New Subadvisory Agreements, the Board considered the fact that the Previous Subadvisory Agreements and the corresponding New Subadvisory Agreements are substantially identical to each other, including the terms relating to the services to be provided and, except as described above, the fees payable by AGAM to the Previous Subadvisers or New Subadvisers thereunder. The Board considered the performance of the Previous Subadvisers in providing services to the Trust and the skills and capabilities of the personnel of the Previous Subadvisers.

   In support of its recommendation to engage the New Subadvisers as subadvisers to the Funds pursuant to the terms of the New Subadvisory Agreements, AGAM informed the Board of its belief that appointment of the New Subadvisers as subadvisers to the Funds would assist the Funds' efforts to achieve their investment objectives. In evaluating the New Subadvisory Agreements, the Board received information and reviewed materials furnished by AGAM and the New Subadvisers, including information about the New Subadvisers' personnel, operations and anticipated management of the Funds as well as possible other subadvisers for the Funds.

   In approving the New Subadvisory Agreements, the Board carefully evaluated the experience of the key personnel of the New Subadvisers in portfolio management, and the high quality of services the New Subadvisers are expected to provide to the Funds, and gave careful consideration to all factors deemed to be relevant to the Funds, including, but not limited to: (1) the performance of the Funds since the Funds' commencement of operations; (2) the research-intensive nature and quality of the services required to be rendered to the Funds; (3) the importance of such research and services to the fulfillment of the particular investment objective of each Fund and the investment policies of the Funds; (4) the fees payable to the New Subadvisers by AGAM under the New Subadvisory Agreements; (5) the substantially similar material terms of the New Subadvisory Agreements (other than with respect to the fees as described above) compared to the terms of the Previous Subadvisory Agreements; (6) the reputations, qualifications and backgrounds of the New Subadvisers and their respective financial conditions; (7) the New Subadvisers' brokerage policies and practices, as described below; and (8) other factors they deemed relevant.

   AGAM has advised the Board that it expects that there will be no diminution in the scope and quality of subadvisory services provided to the Funds as a result of the approval of the New Subadvisory Agreements.

Brokerage Policies

   Transactions on stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions for different transactions according to such factors as the difficulty and size of the transaction.

   When AGAM or a Fund's Subadviser places an order for the purchase and sale of portfolio securities for a Fund, it is anticipated that the transaction will be effected through a number of brokers and dealers. In so doing, AGAM or the Subadviser intends to use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, AGAM or the Subadviser consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

   It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, AGAM or the Subadviser may receive research, statistical and quotation services from many of the broker-dealers with which each Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to AGAM or the Subadviser in advising its other clients, although not all of these services are necessarily useful and of value in advising each Fund. The fees paid to the Adviser or Subadviser are not reduced because AGAM or the Subadviser receives such services.

   As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under the New Advisory Agreement and the New Subadvisory Agreements, AGAM and/or a Subadviser may cause each Fund to pay a broker-dealer which provides "brokerage and research services" (as defined by the 1934 Act) to AGAM or the Subadviser an amount of disclosed commission for effecting a securities transaction for each Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of AGAM or the Subadviser to cause each Fund to pay any such greater commission is subject to such policies as the Trustees may adopt from time to time.

   During the fiscal year ended October 31, 1999, none of the Funds paid any brokerage commission to any broker then affiliated with the Adviser or the New Subadvisers.

Information About The Trust

   The Trust is a diversified, open-end management investment company organized in 1988 as a business trust under the laws of Massachusetts, and is a series type company with fifteen investment portfolios. The Funds are ten of those portfolios. The address of the Trust is 286 Congress Street, Boston, Massachusetts 02210.

Information About The New Subadvisers

 Founders Asset Management, LLC

   Founders Asset Management LLC was organized as a Delaware limited liability company on November 26, 1997. The Board of Managers of Founders Asset Management consists of:

   Name                           Position
   ----                           --------
   Christopher M. Condron........ Chairman
   Stephen E. Canter............. Member, Board of Managers
   Thomas F. Eggers,............. Member, Board of Managers
   Richard W. Sabo............... President and Chief Executive Officer and
                                   Member, Board of Managers
   Gregory P. Contillo........... Executive Vice President and Chief Marketing
                                   Officer, Member, Board of Managers
   Scott A. Chapman.............. Vice President--Investments, Research
                                   Director, Member, Board of Managers

   The address of Founders Asset Management is: 2930 East Third Avenue, Denver, Colorado 80206.

   Founders Asset Management acts as investment adviser (or, where indicated, as subadviser) to the following other mutual funds which have a similar objective to that of the Large Cap Growth Fund:

                                   Annual Management               Approximate Net
                                   (or Subadvisory)                 Assets as of
                                  Fee Rate (as a % of               February 29,
   Fund                               net assets)                       2000
   ----                           -------------------              ---------------
   Dreyfus Founders Growth Fund     1.00% to $30 million           $3,554,998,000
                                    0.75% $30 million to $300
                                    million
                                    0.70% $300 million to $500
                                    million
                                    0.65% thereafter

   Dreyfus Investment               0.25% to $100 million          $   10,238,252
   Portfolios Founders              0.20% $100 million to $1
                                    billion
   Growth Portfolio*                0.16% $1 billion to $1.5
                                    billion
                                    0.10% thereafter

--------
* Founders Asset Management acts as subadviser.

   Founders Asset Management acts as investment adviser or subadviser to the following other mutual funds which have a similar objective to that of the International Small Cap Fund:

                                   Annual Management               Approximate Net
                                   (or Subadvisory)                 Assets as of
                                  Fee Rate (as a % of               February 29,
   Fund                               net assets)                       2000
   ----                           -------------------              ---------------
   Dreyfus Founders Passport        1.00% to $250 million           $458,521,028
   Fund                             0.80% $250 million to $500
                                    million
                                    0.70% thereafter

   Dreyfus Investment Portfolios    0.35% to $100 million           $ 31,732,015
   Founders Passport                0.30% $200 million to $1
                                    billion Portfolio*
                                    0.26% $1 billion to $1.5
                                    billion
                                    0.20% thereafter

   Manufacturers International      0.65% to $50 million            $418,901,554
   Small Cap Trust                  0.60% $50 million to $200
                                    million
                                    0.50% $200 million to $500
                                    million
                                    0.40% thereafter

   ASAF Founders International      0.60% to $100 million           $100,658,095
   Small Capitalization Fund*       0.50%
                                    thereafter

   American Skandia Trust--         0.60% to $100 million           $435,607,245
   Founders Passport Portfolio*     0.50% thereafter

--------
* Founders Asset Management acts as subadviser.

   Founders Asset Management acts as investment adviser to the following other mutual fund which has a similar objective to that of the Global Equity Fund:

                                   Annual Management               Approximate Net
                                   (or Subadvisory)                 Assets as of
                                  Fee Rate (as a % of               February 29,
   Fund                               net assets)                       2000
   ----                           -------------------              ---------------
   Dreyfus Founders Worldwide       1.00% to $250 million           $304,198,551
   Growth Fund                      0.80% $250 million to $500
                                    million
                                    0.70% thereafter

 Morgan Stanley Asset Management

   Morgan Stanley Asset Managemen was organized as a Delaware corporation on September 19, 1980. The Board of Directors of Morgan Stanley Asset Management consists of Barton M. Briggs, Chairman and Richard B. Worley.

   The address of Morgan Stanley Asset Management is 1221 Avenue of the Americas, New York, NY 10022.

   Morgan Stanley Asset Management acts as investment adviser or subadviser to the following other mutual funds which have a similar objective to that of the International Equity Fund:

                                   Annual Management               Approximate Net
                                   (or Subadvisory)                 Assets as of
                                  Fee Rate (as a % of               February 29,
   Fund                               net assets)                       2000
   ----                           -------------------              ---------------
   Morgan Stanley Dean Witter       0.65% for all totals            $580,534,623
   Institutional Fund

   Morgan Stanley Dean Witter       0.80% for the first $500        $ 12,302,698
                                    million
   Universal Fund                   0.75% for totals between
                                    $500 million-$1 billion
                                    0.70% for totals exceeding
                                    $1 billion

   Morgan Stanley Dean Witter       1.00% for all totals            $775,638,821
   International Fund*

   Van Kemper Series Fund*          1.00% for all totals            $634,302,497

   Fifth Third Funds                0.45% for all totals            $211,382,533
   International Equity Fund*

--------
* Morgan Stanley Asset Management acts as subadviser.

 Wellington Management Company, LLP

   Wellington Management Company, LLP was organized as a Massachusetts limited liability partnership in 1996. The Executive Committee of Wellington Management Company consists of:

   Name                                              Position
   ----                                              --------
   Duncan M. McFarland.............................. President and Partner
   John R. Ryan..................................... Managing Partner
   Laurie A. Gabriel................................ Managing Partner

   The address of Wellington Management Company is 75 State Street, Boston, Massachusetts 02109.

   Wellington Management Company acts as subadviser to the following other mutual funds which have a similar objective to that of the Growth & Income
Fund:

                                   Annual Management                Approximate Net
                                   (or Subadvisory)                  Assets as of
                                  Fee Rate (as a % of                February 29,
   Fund                               net assets)                        2000
   ----                           -------------------               ---------------
   Anchor Series Growth and         0.325% for the first $50        $   45,000,000
                                    million
   Income Fund                      0.225% for the next $100
                                    million
                                    0.200% for the next $350
                                    million
                                    0.150% for totals exceeding
                                    $500 million

   IRIS US Equity Fund              0.325% for the first $50        $   51,000,000
                                    million
                                    0.225% for the next $300
                                    million
                                    0.150% for totals exceeding
                                    $500 million

   Hartford Growth and Income       0.325% for the first $50        $  401,600,000
                                    million
   Fund                             0.250% for the next $100
                                    million
                                    0.200% for the next $350
                                    million
                                    0.150% for the next $500
                                    million
                                    0.125% for totals exceeding
                                    $1 billion

   Horace Mann Growth Fund          0.325% for the first $50        $  156,900,000
                                    million
                                    0.275% for the next $150
                                    million
                                    0.225% for the next $300
                                    million
                                    0.175% for totals exceeding
                                    $500 million

   Manulife Growth & Income         0.325% for the first $50        $3,019,000,000
                                    million
   Fund                             0.275% for the next $150
                                    million
                                    0.225% for the next $300
                                    million
                                    0.150% for totals exceeding
                                    $500 million

   Wellington Management Company acts as subadviser to the following other mutual funds which have a similar objective to that of the Equity-Income Fund:

                                   Annual Management                Approximate Net
                                   (or Subadvisory)                  Assets as of
                                  Fee Rate (as a % of                February 29,
   Fund                               net assets)                        2000
   ----                           -------------------               ---------------
   Viscount US Equity               0.500% for the first $50         $  2,000,000
                                    million
                                    0.400% for the next $50
                                    million
                                    0.300% for totals exceeding
                                    $100 million

   Vantagepoint Equity Income       0.400% for the first $50         $127,300,000
                                    million
                                    0.300% for the next $50
                                    million
                                    0.250% for totals exceeding
                                    $100 million

   Vanguard Equity Income           0.325% for the first $1          $411,100,000
                                    billion
                                    0.100% for the next $4
                                    billion
                                    0.080% for totals exceeding
                                    $5 billion

 INVESCO Funds Group, Inc.

   INVESCO Funds Group, Inc. was organized as a Delaware corporation on January 14, 1932. The board of directors of INVESCO Funds Group ("IFG") consists of:

   Board Member                             Position
   ------------                             --------
   Mark H. Williamson, Chairman...........  President and CEO of IFG
   Ronald L. Grooms, Director.............  Senior VP and Treasurer of IFG
   Richard W. Healey, Director............  Senior VP of Marketing of IFG
   Charles P. Mayer, Director.............  Senior VP of IFG
   Timothy J. Miller, Director............  Senior VP of IFG

   The address of INVESCO Funds Group is 7800 East Union Avenue, Denver, Colorado 80237.

   IFG acts as investment adviser to the following other mutual fund which has a similar objective to that of the Balanced Fund:

                                   Annual Management                Approximate Net
                                   (or Subadvisory)                  Assets as of
                                  Fee Rate (as a % of                February 29,
   Fund                               net assets)                        2000
   ----                           -------------------               ---------------
   INVESCO Balanced Fund            0.60% for the first $350         $513,000,000
                                    million
                                    0.55% for the next $350
                                    million
                                    0.50% for totals exceeding
                                    $700 million
                                    0.45% for totals exceeding
                                    $2 billion
                                    0.40% for totals exceeding
                                    $4 billion
                                    0.375% for totals exceeding
                                    $6 billion
                                    0.35% for totals exceeding
                                    $8 billion

   IFG acts as investment adviser to the following other mutual funds which have a similar objective to that of the Mid Cap Growth Fund:

                                   Annual Management                Approximate Net
                                   (or Subadvisory)                  Assets as of
                                  Fee Rate (as a % of                February 29,
   Fund                               net assets)                        2000
   ----                           -------------------               ---------------
   INVESCO Dynamics Fund            0.60% for the first $350        $7,000,000,000
                                    million
                                    0.55% for the next $350
                                    million
                                    0.50% for totals exceeding
                                    $700 million
                                    0.45% for totals exceeding
                                    $2 billion
                                    0.40% for totals exceeding
                                    $4 billion
                                    0.375% for totals exceeding
                                    6 billion
                                    0.35% for totals exceeding
                                    $8 billion

   VIF Dynamics Fund                0.75% for the first $1          $   60,000,000
                                    billion
                                    0.60% for the next $1
                                    billion
                                    0.45% for totals exceeding
                                    $2 billion
                                    0.40% for totals exceeding
                                    $4 billion
                                    0.375% for totals exceeding
                                    $6 billion
                                    0.35% for totals exceeding
                                    8 billion

 Credit Suisse Asset Management, LLC

   Credit Suisse Asset Management, Inc. was organized as a Delaware corporation on July 2, 1999. The Management Committee of Credit Suisse Asset Management ("CSAM") consists of:

   Name                           Principal Occupation
   ----                           --------------------
   William W. Priest, Jr......... Chief Executive Officer, Chairman of
                                   Management Committee and Managing Director
   Michael E. Guarasci, Sr....... Chief Financial Officer, Member of Management
                                   Committee and Managing Director CSAM
   Laurence R. Smith............. Chief Investment Officer, Member of
                                   Management Committee and Managing Director,
                                   CSAM
   Eugene Podsiadlo.............. Head of Retail Distribution, Member of
                                   Management Committee and Managing Director,
                                   CSAM
   Timothy T. Taussig............ Head of Institutional Distribution, Member of
                                   Management Committee and Managing Director,
                                   CSAM
   Elizabeth B. Dater............ Member of Management Committee and Managing
                                   Director, CSAM
   Sheila N. Scott............... Member of Management Committee and Managing
                                   Director, CSAM

   CSAM acts as investment adviser or as subadviser to the following other mutual funds which have a similar objective to that of the Small Cap Growth
Fund:

                                   Annual Management         Approximate Net
                                   (or Subadvisory)           Assets as of
                                  Fee Rate (as a % of         February 29,
   Fund                               net assets)                 2000
   ----                           -------------------        ---------------
   Warburg Pincus Emerging Growth   0.90% for all totals     $2,792,476,744
   Fund

   Warburg Pincus Trust-Emerging    0.90% for all totals     $   16,525,150
   Growth Funds

   Style Select Series-Aggressive   0.55%                    $  481,206,555
   Growth Portfolio*                for all totals

   AUL American Series Fund-        0.65%                    $    7,529,574
   Aggressive Investor              for all totals

--------
* CSAM acts as subadviser.

Other Information

 Ownership of Shares and Voting Information

   As of March 20, 2000, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole. As of March 20, 2000, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Fund:

 Fund                                Shareholder                 % of Fund Held
 ----                                -----------                 --------------
 Global Equity Fund Class A Shares   North American Life               22%
                                     Assurance Co.
                                     c/o Elliott & Page, Brett
                                     Hyrb
                                     393 University Ave.,
                                     Suite 2100
                                     Toronto, Ontario
                                     Canada MSG 1E6

 Fund                                Shareholder                 % of Fund Held
 ----                                -----------                 --------------
 International Small Cap Fund Class  First Union Securities,            5%
  A Shares                           Inc.
                                     A/C 7285-9625
                                     Sitnasuak Native
                                     Corporation
                                     111 East Kilbourn Avenue
                                     Milwaukee, WI 53202-6611

                                     National Investor                  6%
                                     Services FBO
                                     514-90284-16
                                     55 Water Street, 32nd
                                     Floor
                                     New York, NY 10041-3299

 International Small Cap Fund Class  Wexford Clearing Services          6%
  B Shares                           Corp. FBO
                                     Robert M. Freeman
                                     14 Kanawha Road
                                     Richmond, VA 23226-3308

 Large Cap Growth Fund Class A       Farmers State Bank                 7&
  Shares                             Employees Pension
                                     C/O Farmers State Bank
                                     Trustee U/A
                                     Carolyn Dickerson Tr.
                                     Officer
                                     Carolyn Bollman Asst. Tr.
                                     Officer
                                     P.O. Box 538
                                     108 E. Adams Street
                                     Pittsfield, IL 62363-0538

 Balanced Fund Class A Shares        Farmers State Bank                 9%
                                     Employees Pension
                                     C/O Farmers State Bank
                                     Trustee U/A
                                     Carolyn Dickerson Tr.
                                     Officer
                                     Carolyn Bollman Asst. Tr.
                                     Officer
                                     P.O. Box 538
                                     108 E. Adams Street
                                     Pittsfield, IL 62363-0538

                                     Lewco Securities Corp.             8%
                                     FBO A/C #W36-900262-1-04
                                     34 Exchange Place, 4th
                                     Floor
                                     Jersey City, NJ 07302-
                                     3885

                                     Mark Meyer & Michelle              5%
                                     McGuirk, Trustees for
                                     Meyers Campers Inc. PSP
                                     Trust
                                     3338 State Road
                                     Caledonic, NY 14423-9757

 Small Cap Growth Fund Class A       Phyllis Hilfiker                   5%
  Shares                             8 Hasler Lane
                                     Little Silver, NJ 07739-
                                     1650

                                     North Pinnellas                   10%
                                     Anesthesia Association PA
                                     William N. Hartenbach MD
                                     & Marvin Sponaugle MD,
                                     TTEES
                                     1810 Alt 19 South, Suite
                                     N
                                     Tarpon Springs, FL 34689-
                                     1954

                                     Frances Katheryn King              8%
                                     Eddy
                                     3 Obtuse Road South
                                     Brookfield, CT 06804-3625

 Fund                                Shareholder                 % of Fund Held
 ----                                -----------                 --------------
                                     Wexford Clearing Services          5%
                                     Corp. FBO
                                     Constance S. Brown
                                     2800 Kellipe Road
                                     Glen Allen, VA 23059-4712

 Small Cap Growth Fund Class C       First Union National Bank          9%
  Shares                             TTEE
                                     FBO Christian Barton PSP
                                     Fund Shareholder % of
                                     Fund Held
                                     FBO JE Betts P/S/P U/A/D
                                     2/1/79
                                     A/C #5041140787 Trust
                                     Operations
                                     1525 West WT Harris Blvd.
                                     NC 1151
                                     Charlotte, NC 28262-8522

 Tax-Sensitive Equity Fund Class A   Margaret M. Werner Family          9%
  Shares                             Trust
                                     3 Sweets View Lane
                                     Fairport, NY 14450-8423

                                     Donaldson Lufkin Jenrette          7%
                                     Securities Corp.
                                     P.O. Box 2052
                                     Jersey City, NJ 07303-
                                     2052

                                     Wexford Clearing Services         14%
                                     Corp. FBO
                                     Eloise C. Basler
                                     10023 Willow Cove Road,
                                     SE
                                     Huntsville, AL 35803-2623

                                     Richard R. Irwin, Cust.           12%
                                     Jennifer Irwin UTMA--PA
                                     1269 Barnstaple Dr.
                                     Library, PA 15129-8975

 Tax-Sensitive Equity Fund Class B   Joanne Cichanowicz                 6%
  Shares                             7 Bay Point Circle
                                     Rochester, NY 14622-3332

 Tax-Sensitive Equity Fund Class C   Doris J. Hoag, TTEE               34%
  Shares                             Robert A. Johnston
                                     Irrevocable Trust DTD
                                     1/4/90
                                     2988 County House Woods
                                     Road
                                     Bluff Point, NY 14478-
                                     9709

                                     PaineWebber For the               15%
                                     Benefit of Sheri Ellen
                                     Schwartz
                                     Revocable Trust DTD 11-4-
                                     94
                                     Managed Account Two
                                     500 Duvall Drive
                                     Greenville, SC 29607-3629

April 12, 2000

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